================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K /A

                                AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 2004


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)

        CAYMAN ISLANDS                               0-13857                                     98-0366361
(State or other jurisdiction of               (Commission file number)            (I.R.S. employer identification number)
 incorporation or organization)


    13135 SOUTH DAIRY ASHFORD, SUITE 800
              SUGAR LAND, TEXAS                             77478
  (Address of principal executive offices)                (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100

                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

================================================================================

      This Amendment No. 1 to Current Report on Form 8-K heretofore furnished on April 15, 2004 (the "April 15, 2004 Form 8-K") is being furnished for the following purposes:

      (1) To amend the table captioned "Noble Corporation and Subsidiaries Financial and Operational Information" set forth as part of Exhibit
            99.1 by including all line items of Operating Revenues and Operating Costs and Expenses, and to furnish such amended table as Exhibit 99.2.

      (2) To amend Item 7 of the April 15, 2004 Form 8-K to reflect the furnishing herewith pursuant to Item 12 of new Exhibit 99.2. Item 7 is restated as set forth below.

      (3) To restate in its entirety the Index to Exhibits to the April 15, 2004 Form 8-K as set forth following the signature page in order to reflect the inclusion therein, and the furnishing herewith, of new
            Exhibit 99.2.

      The April 15, 2004 Form 8-K is not being updated by this Amendment No. 1, except as specifically enumerated above.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                Exhibit 99.1 Noble Corporation Press Release dated April 15, 2004, announcing the financial results for the quarter ended March 31, 2004.

                Exhibit 99.2 Table captioned "Noble Corporation and Subsidiaries Financial and Operational Information" (furnished herewith)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      NOBLE CORPORATION

Date:  April 15, 2004                 By: /s/ MARK A. JACKSON
                                          ----------------------------------
                                          Mark A. Jackson,
                                          Senior Vice President-Finance,
                                          Chief Financial Officer, Treasurer,
                                          Controller and Assistant Secretary

                                INDEX TO EXHIBITS


Exhibit No.          Description
-----------          -----------

Exhibit 99.1* Noble Corporation Press Release dated April 15, 2004, announcing the financial results for the quarter ended March 31, 2004.

Exhibit 99.2 Table captioned "Noble Corporation and Subsidiaries Financial and Operational Information".





--------------------
* Filed previously.